                                 EXHIBIT 4.6

            SCHEDULE OF EMPLOYEES RECEIVING STOCK OPTION GRANTS

     Date                                     Options    Strike    Exercised
     Granted             Employee             Granted     Price   (Cancelled)
     -------             --------             -------    ------   -----------

1    June 4, 1996        Rob Geresi            20,000    $9.90             -
2    June 4, 1996        Paul Hoover           20,000    $9.00             -
3    June 4, 1996        Paul Sorrentino       20,000    $9.90             -
4    June 4, 1996        Chris Dennis          20,000    $9.00       (20,000)
5    June 4, 1996        Vince Vrana           20,000    $9.90             -
6    June 4, 1996        Joe Trizza            20,000    $9.00             -
7    June 4, 1996        Bob Young             12,500    $9.00             -
8    June 4, 1996        Mark Scholler         10,000    $9.00             -
9    June 4, 1996        Scott White            5,000    $9.00             -
10   June 4, 1996        Brent Durham           5,000    $9.00             -
11   June 4, 1996        Chris Moorman          5,000    $9.00             -
12   June 4, 1996        John Wallace           5,000    $9.00             -
13   June 4, 1996        Suzi Lindsey           5,000    $9.00             -
14   June 4, 1996        Keith Durham           5,000    $9.00             -
15   June 4, 1996        Casey Williamson       2,500    $9.00             -
16   June 4, 1996        Dave McLenand          2,500    $9.00             -
17   June 4, 1996        Ray Yarrol             2,500    $9.00             -
18   June 4, 1996        Celeste Little         2,500    $9.00             -
19   June 4, 1996        Kathryn Elliott        2,500    $9.00             -
20   June 4, 1996        John Corbett           2,500    $9.00        (2,500)
21   June 4, 1996        John Law               2,500    $9.00        (2,500)
22   June 4, 1996        Michael Longacre       2,500    $9.00             -
23   June 4, 1996        Wes Hodges             2,500    $9.00        (2,500)
24   June 4, 1996        Dana Brown             2,500    $9.00             -
25   June 4, 1996        Mark Tuller            2,500    $9.00             -
26   June 4, 1996        Andy Stafford          2,500    $9.00             -
27   June 4, 1996        Cindy Unruh            2,500    $9.00             -
28   June 4, 1996        Brain Bush             2,500    $9.00             -
29   June 4, 1996        Pat Laughlin           2,500    $9.00             -
30   June 4, 1996        Julie Fulginiti        2,500    $9.00             -
31   June 4, 1996        Kenny Adams            2,500    $9.00             -
32   June 4, 1996        Craig Wallace          1,000    $9.00             -
33   June 4, 1996        Alan Cops              1,000    $9.00             -
34   June 4, 1996        Kamicha Darby          1,000    $9.00             -
35   June 4, 1996        Tracy Lusher           1,000    $9.00             -
36   June 4, 1996        Mark Little            1,000    $9.00             -
37   June 4, 1996        Robery Maldanado       1,000    $9.00             -
38   June 4, 1996        Felix Rozier           1,000    $9.00        (1,000)
39   June 4, 1996        Rhonda Edwards         1,000    $9.00             -
40   June 4, 1996        Mark White             1,000    $9.00             -
41   June 4, 1996        Julie Smith            1,000    $9.00        (1,000)
42   June 4, 1996        Jason Hill             1,000    $9.00        (1,000)
43   June 4, 1996        Ethel Ruggles          1,000    $9.00             -
44   June 4, 1996        Jamie Savoy            1,000    $9.00        (1,000)
45   June 4, 1996        Bob Lehr               1,000    $9.00        (1,000)
46   June 4, 1996        Michael Harmon         1,000    $9.00             -
47   June 4, 1996        Jenny O'Donnell        1,000    $9.00        (1,000)
48   June 4, 1996        Si Page                1,000    $9.00        (1,000)
49   June 4, 1996        Nina Tunnison          1,000    $9.00             -
50   June 4, 1996        Patty Hageman          1,000    $9.00             -
51   June 4, 1996        Victor Gates             500    $9.00             -
52   June 4, 1996        Sara Carmen              500    $9.00             -
53   June 4, 1996        Jay Gates                500    $9.00             -
54   June 4, 1996        Lisa Page                500    $9.00             -
55   October 1, 1996     Steve Frazier          2,500    $9.125            -
56   October 1, 1996     Jason Hadrava            500    $9.125            -
57   November 1, 1996    Chris Howell           1,000    $8.375            -
58   November 1, 1996    Karen Howell           1,000    $8.375            -
59   November 25, 1996   Jon Cramer            20,000    $6.75             -
                                              -------                -------
                                              261,000                (34,500)
                                              -------                -------
                                              -------                -------